SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 29, 2004
Date of Report (Date of earliest event reported)

REDWOOD TRUST, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-13759	68-0329422

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Belvedere Place
Suite 300
Mill Valley, California	94941

(Address of Principal Executive Offices)	(Zip Code)

(415) 389-7373 (Registrant’s Telephone Number, Including Area Code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7(c)	Exhibit

99.1	“Redwood Trust, Inc. Announces Dividend Tax Information for 2003.”

Item 12.	Results of Operation and Financial Condition

                Redwood Trust, Inc. is hereby furnishing, as an Exhibit to this current report on Form 8-K, a copy of its announcement of tax information regarding its dividend distributions for the year 2003, publicly released on January 29, 2004.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2004

REDWOOD TRUST, INC.

	By:	/s/ Harold F. Zagunis

Harold F. Zagunis Vice President, Chief Financial Officer, Treasurer and Secretary

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Exhibit Index

Exhibit Number

99.1	“Redwood Trust, Inc. Announces Dividend Tax Information for 2003.”

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